                    TABLE OF CONTENTS

Letter to Shareholders...........................  1
Performance Results..............................  5
Portfolio of Investments.........................  6
Statement of Assets and Liabilities..............  9
Statement of Operations.......................... 10
Statement of Changes in Net Assets............... 11
Financial Highlights............................. 12
Notes to Financial Statements.................... 13
Report of Independent Accountants................ 17
Dividend Reinvestment Plan....................... 18

VTN ANR 12/97

                             LETTER TO SHAREHOLDERS

December 4, 1997

Dear Shareholder,
    In the past year, we have been
participants in and witnesses to two
mergers that we believe have positioned
our company at the forefront of the
financial industry's evolution. Our                  [PHOTO]
latest announcement continues our
forward progress. I am pleased to
announce that Philip N. Duff, formerly
the chief financial officer of Morgan
Stanley, has joined Van Kampen          DENNIS J. MCDONNELL AND DON G. POWELL
American Capital as president and
chief executive officer. I will
continue as chairman of the firm. Together, we will continue to work to the benefit of our fund shareholders as Van Kampen American Capital advances toward the next century.

ECONOMIC REVIEW

    The last quarter of 1996 brought renewed strength and rumblings of inflation, which continued to feed investors' uncertainties about the direction of interest rates. This was reflected in the volatility of taxable yields, with the 30-year Treasury ranging from a high of 6.70 percent to a low of 6.35 percent, and ending the period at 6.64 percent.
    The bond market advanced in price during the first 10 months of 1997, but its ascension was not a smooth ride. Bond prices fell early in the period as economic growth soared, fueling concerns about rising inflation and a potential interest rate hike by the Federal Reserve Board. When the Fed did raise interest rates by a modest 0.25 percent in late March, bond prices fell further, sending the yield of the 30-year U.S. Treasury bond above 7.0 percent for the first time in six months. By mid-April, however, the market's mood had changed, reflecting few signs of price pressures despite the economy's strength. Bonds also benefited from continued heavy purchases by foreign investors and concerns that the stock market rally was nearing an end. The 7.0 percent slump in the Dow Jones Industrial Average on October 27 reinforced the benefit of owning bonds for diversification. By the end of October, the yield on the 30-year Treasury bond was near its lowest level in 20 months, at 6.15 percent.
    Throughout 1997, municipal bond prices moved in the same direction as the Treasury bond market, but gained less when Treasury prices rallied and lost less when Treasuries fell. Between December 31, 1996 and October 31, 1997, the yield on the long-term municipal revenue bond index fell 36 basis points as the yield on the 30-year Treasury bond fell 48 basis points. Because yields move in the opposite direction of prices, the smaller yield decline of municipal bonds indicates that their prices did not rise as much as Treasuries.
    In New York, the bull market in stocks, coupled with continued state spending restraints, underpinned a modest economic revival. State coffers swelled with the collection

                                                           Continued on page two
of unanticipated revenues due to the sharp gains in the financial markets. As a result of the state's economic improvement, the Standard & Poor's Ratings Group upgraded the rating on New York State General obligation bonds from A- to A.

                                  [PIE CHART]

Portfolio Composition by Credit Quality* as of October 31, 1997

AAA...................   38.4%
AA....................   20.5%
A.....................   10.4%
BBB...................   30.7%

*As a Percentage of Long-Term investments
Based upon the highest credit quality ratings as issued by Standard & Poor's or Moody's.

TRUST STRATEGY

    In managing the Trust, we used the following strategies:
    We continued to position the credit quality of the portfolio's investments in a "barbell" pattern. In other words, we invested nearly equal investments in both high-quality and low-quality bonds, which helps to balance the portfolio's volatility in response to changing interest rates. Bonds rated AAA, the highest credit rating from Standard & Poor's Ratings Group, tend to perform better when interest rates are falling. Most AAA-rated bonds are insured bonds, which currently comprise well over half the new issues in the municipal bond market. These bonds are extremely liquid and carry minimal credit risk. Bonds rated BBB, the lowest investment-grade credit rating used by Standard & Poor's, tend to perform better when rates are rising. They also have the potential to provide additional income.
    Portfolio turnover during the fiscal year was minimal due to the limited number of opportunities to add value to existing holdings. The average yield of bonds in the Trust's portfolio was higher than average market yields. As a result, there was little incentive to replace many bonds in the portfolio, because such trades would have reduced the Trust's dividend-paying ability.
    Trading was also restrained by tight spreads between yields of AAA-rated bonds and lower-rated securities. These spreads have compressed to historically narrow levels due to the increasing number of insured bonds in the municipal market. For example, a long-term New York City general obligation bond rated BBB+ yielded only about 15 basis points more than an AAA-rated insured New York City bond. As a result of these narrow spreads, there was often not enough incentive to purchase additional lower-rated securities and assume the additional credit risk. Attempting to reduce credit risk also helps to offset market risk the Trust might face as a result of its leveraged structure. It should be noted, however, that if short-term rates rise, borrowing costs would increase; this would negatively impact the income and performance of common shares.

                                                         Continued on page three

    Acquisitions focused on enhancing the Trust's call protection and its potential for price appreciation. Because we hope to limit the number of bonds that could be "called" at any one time, we purchased new long-term discount securities that will not be callable for at least 10 years, and sold bonds that we believed would be called in the near-term. Purchases included AAA-rated insured bonds as well as BBB-rated bonds, which paid relatively high yields. Sales included prerefunded bonds, which would be redeemed at their first call dates.
    When searching for new securities for the Trust's portfolio, we try to identify bonds that we believe will outperform within a particular sector and that can be purchased at an attractive price. We believe this "bottom-up" approach, supported by our research, provides significant added value to the portfolio.
    During the second half of the fiscal year, the duration of the portfolio declined slightly due to the market rally, which caused some bonds to trade to their call dates rather than their maturity dates. Duration, which is expressed in years, is a measure of a portfolio's sensitivity to interest rate movements. Bonds that are expected to be called near term have shorter durations than bonds that are trading to their maturity dates. Portfolios with short durations tend to perform better when interest rates are rising, while portfolios with long durations tend to do better when rates are falling. Over the last six months, a period of declining interest rates, the Trust's shorter duration was a hindrance. However, its leveraged structure enhanced performance. Our strategy going forward is to lengthen the Trust's duration closer to that of its index through the purchase of longer-term discount securities. As of October 31, the duration of the Trust's bond portfolio stood at 6.37 years, compared to 7.34 years for the Lehman Brothers Municipal Bond Index. Because of the longer-term nature of the Trust, the calculation of this index's duration has been adjusted to eliminate bonds with maturities of five years or less.

     Top Five Portfolio Industry Holdings by Sector* As of October 31, 1997

                    General Purpose................... 22.2%
                    Transportation.................... 16.8%
                    Public Building.................... 9.3%
                    Other Care......................... 8.7%
                    Health Care........................ 7.3%

                    *As a Percentage of Long-Term
                    Investments

PERFORMANCE SUMMARY

    For the one-year period ended October 31, 1997, the Van Kampen American Capital Trust for Investment Grade New York Municipals generated a total return at market price of 13.08 percent(1). The Trust offered a tax-exempt distribution rate of 5.78 percent(3), based on the closing common stock price on October 31, 1997. At the end of the reporting period, the closing share price of the Trust traded at $15.5625, a 10.2 percent discount to its net asset value of $17.33. Because income from the Trust is exempt from federal and New York income taxes, this distribution rate represents a yield equivalent to a taxable investment earning 9.70 percent (for investors in the federal income tax bracket of 40.4 percent).
    The Trust declared a capital gains distribution of $0.0323 per share paid December 31, 1996.

                                                          Continued on page four

                                  [BAR CHART]
Twelve-month Distribution History
For the Period Ended October 31, 1997

Distribution per Common Share

                         Nov    Dec     Jan     Feb     Mar     Apr     May     Jun     Jul     Aug     Sep     Oct
                        1996    1996    1997    1997    1997    1997    1997    1997    1997    1997    1997    1997
Capital Gains
Dividends               $.0750  $.1070  $.0750  $.0750  $.0750  $.0750  $.0750  $.0750  $.0750  $.0750  $.0750  $.0750


The distribution history represents past performance of the Trust and does not predict the Trusts future distributions.

OUTLOOK

    We expect the economy to remain strong in the coming months, although the growth rate might slow to a more moderate pace. The weakness in the Far East, which was the impetus for the recent volatility in world stock markets, will most likely reduce U.S. exports to the region. In turn, this could trim U.S. economic growth as well as the earnings of many U.S. companies. As a result, we believe there is little chance that the Fed will raise interest rates in the coming months. A rate hike reemerges as a possibility if inflation picks up, or if growth continues at its current brisk pace.
    As a result of this outlook, we expect that the yield on the 30-year Treasury bond will trade within a range of 5.75 percent and 6.50 percent for the next six months, possibly falling further in mid-1998. A decline in rates would not only boost the prices of long-term investments in the portfolio, but could also positively affect the Trust as a result of its leveraged structure. That structure, which involves borrowing short-term funds to purchase long-term municipal bonds, provides common shareholders with above-market levels of dividend income.
    We will continue to seek a balance between the Trust's total return and its dividend income, and to add value through our investment strategies and bond selection. Thank you for your continued confidence in Van Kampen American Capital and your Trust's portfolio manager.

Sincerely,

/s/ Don G. Powell
Don G. Powell

Chairman
Van Kampen American Capital
Investment Advisory Corp.

/s/ Dennis J. McDonnell
Dennis J. McDonnell

President
Van Kampen American Capital
Investment Advisory Corp.

                                               Please see footnotes on page five

           PERFORMANCE RESULTS FOR THE PERIOD ENDED OCTOBER 31, 1997

             VAN KAMPEN AMERICAN CAPITAL TRUST FOR INVESTMENT GRADE
                              NEW YORK MUNICIPALS
                           (NYSE TICKER SYMBOL--VTN)

 COMMON SHARE TOTAL RETURNS
One-year total return based on market price(1)............    13.08%
One-year total return based on NAV(2).....................    10.12%

 DISTRIBUTION RATES

Distribution rate as a % of closing common stock
  price(3)................................................     5.78%
Taxable-equivalent distribution rate as a % of closing
common stock price(4).....................................     9.70%

 SHARE VALUATIONS

Net asset value...........................................  $  17.33
Closing common stock price................................  $15.5625
One-year high common stock price (08/11/97)...............  $ 16.250
One-year low common stock price (04/29/97)................  $ 14.250
Preferred share rate(5)...................................    3.500%

(1) Total return based on market price assumes an investment at the market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing common stock price at the end of the period indicated.

(2) Total return based on net asset value (NAV) assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period, and sale of all shares at the end of the period, all at NAV.

(3) Distribution rate represents the monthly annualized distributions of the Trust at the end of the period and not the earnings of the Trust.

(4) The taxable-equivalent distribution rate is calculated assuming a 40.4% combined federal and state income tax bracket, which takes into consideration the deductibility of individual state taxes paid.

(5) See "Notes to Financial Statements" footnote #5, for more information concerning Preferred Share reset periods.

A portion of the interest income may be taxable for those investors subject to the federal alternative minimum tax (AMT).

Past performance does not guarantee future results. Investment return, stock price and net asset value will fluctuate with market conditions. Trust shares, when sold, may be worth more or less than their original cost.

                            PORTFOLIO OF INVESTMENTS

                                October 31, 1997
--------------------------------------------------------------------------------

  Par
Amount
 (000)                      Description                     Coupon    Maturity  Market Value
--------------------------------------------------------------------------------------------
          MUNICIPAL BONDS  99.7%
          NEW YORK  90.2%
$ 3,000   Cohoes, NY Indl Dev Agy Indl Dev Rev Norlite
          Corp Proj Ser B (Prerefunded @ 05/01/02)........   6.750%   05/01/09  $  3,349,320
  1,210   Erie Cnty, NY Wtr Auth Wtr Rev Fourth Resolution
          Rfdg (AMBAC Insd)...............................       *    12/01/17       287,581
  3,870   Grand Cent Dist Mgmt Assn Inc NY Business Impt
          Dist Cap Impt (Prerefunded @ 01/01/02)..........   6.500    01/01/22     4,272,596
  1,145   Groton, NY Cmnty Hlthcare Cent Inc Hlthcare Fac
          Rev Groton Cmnty Ser A (FHA Gtd)................   7.450    07/15/21     1,327,399
  2,295   Metropolitan Tran Auth NY Svcs Contract Commuter
          Fac
          Ser O...........................................   5.750    07/01/07     2,438,162
  3,000   Metropolitan Tran Auth NY Svcs Contract Tran Fac
          Ser 5 Rfdg......................................   7.000    07/01/12     3,271,770
  1,355   Nassau Cnty, NY Genl Impt Ser Q (FGIC Insd).....   5.200    08/01/13     1,363,306
  1,100   Nassau Cnty, NY Genl Impt Ser Q (FGIC Insd).....   5.200    08/01/14     1,101,375
  2,500   New York City Indl Dev Agy Civic Fac Rev The
          Lighthouse Inc .................................   6.500    07/01/22     2,676,575
  2,000   New York City Ser A Rfdg........................   7.000    08/01/04     2,253,400
 10,000   New York City Ser B (Embedded Cap)..............   6.600    10/01/16    10,816,000
  2,750   New York City Ser D.............................   6.500    02/15/06     3,025,385
    160   New York City Ser D.............................   7.500    02/01/16       178,965
     75   New York City Ser D.............................   7.500    02/01/17        84,014
  1,855   New York City Ser D (Prerefunded @ 02/01/02)....   7.500    02/01/16     2,114,533
    925   New York City Ser D (Prerefunded @ 02/01/02)....   7.500    02/01/17     1,054,417
  2,300   New York City Ser G Rfdg........................   5.700    08/01/08     2,394,576
  7,900   New York City Ser I Rfdg (FSA Insd).............       *    08/01/01     6,742,413
  1,000   New York City Subser A1 (Embedded Swap).........   5.915    08/01/12     1,023,720
  1,000   New York St Dorm Auth Rev Court Fac Lease Ser
          A...............................................   5.625    05/15/13     1,014,380
  1,500   New York St Dorm Auth Rev Court Fac Lease Ser
          A...............................................   5.375    05/15/16     1,474,920
  2,500   New York St Dorm Auth Rev Grace Manor Hlthcare
          Fac.............................................   6.150    07/01/18     2,705,150
  4,460   New York St Dorm Auth Rev Mtg KMH Homes Inc (FHA
          Gtd)............................................   6.950    08/01/31     4,822,910
  1,835   New York St Dorm Auth Rev NY Pub Lib Ser A (MBIA
          Insd)...........................................       *    07/01/02     1,497,709
  1,910   New York St Dorm Auth Rev NY Pub Lib Ser A (MBIA
          Insd)...........................................       *    07/01/03     1,484,280
  1,000   New York St Dorm Auth Rev Nyack Hosp Rfdg.......   6.250    07/01/13     1,052,730
  5,010   New York St Dorm Auth Rev St Univ Edl Fac Ser B
          Rfdg (AMBAC Insd)...............................   5.250    05/15/19     4,946,273
  2,000   New York St Dorm Auth Rev St Univ Edl Facs......   5.125    05/15/21     1,916,880
  4,100   New York St Energy Resh & Dev Auth Elec Fac Rev
          Cons Edison Co NY Inc Proj Ser A (MBIA Insd)....   6.750    01/15/27     4,389,952
  1,500   New York St Energy Resh & Dev Auth Gas Fac Rev
          Brooklyn Union Gas Ser B (MBIA Insd)............   6.750    02/01/24     1,640,775

                                               See Notes to Financial Statements

                                October 31, 1997
--------------------------------------------------------------------------------

  Par
Amount
 (000)                      Description                     Coupon    Maturity  Market Value
--------------------------------------------------------------------------------------------


          NEW YORK (CONTINUED)
$ 4,000   New York St Energy Resh & Dev Auth Gas Fac Rev
          Brooklyn Union Gas Ser C (MBIA Insd)............   5.600%   06/01/25  $  4,011,520
    800   New York St Environmental Fac Corp St Wtr
          Pollutn Ctl Rev.................................   6.600    06/15/09       900,960
  1,200   New York St Environmental Fac Corp St Wtr
          Pollutn Ctl Rev (Prerefunded @ 06/15/04)........   6.600    06/15/09     1,364,400
  3,500   New York St Hsg Fin Agy Rev Multi-Family Hsg
          Secured Mtg Pgm Ser A...........................   7.050    08/15/24     3,748,675
  1,910   New York St Hsg Fin Agy Rev Multi-Family Hsg
          Secured Mtg Pgm Ser C...........................   6.950    08/15/24     2,021,716
  1,970   New York St Loc Govt Assistance Corp Ser B
          (Prerefunded @ 04/01/01)........................   7.250    04/01/07     2,200,510
  4,675   New York St Med Care Fac Fin Agy Rev Hosp &
          Nursing Home Methodist Ser A (FHA Gtd)..........   6.700    08/15/23     5,058,116
  1,000   New York St Med Care Fac Fin Agy Rev Long Term
          Hlth Care Ser A (Cap Guar Insd).................   6.800    11/01/14     1,103,950
    300   New York St Med Care Fac Fin Agy Rev Mental Hlth
          Svcs Fac Ser C..................................   7.300    02/15/21       332,781
    570   New York St Med Care Fac Fin Agy Rev Mental Hlth
          Svcs Fac Ser C (Prerefunded @ 08/15/01).........   7.300    02/15/21       641,740
  2,050   New York St Med Care Fac Fin Agy Rev Saint
          Peter's Hosp Proj Ser A (AMBAC Insd)............   5.375    11/01/20     2,006,314
  4,500   New York St Med Care Fac Fin Agy Rev Shorefront
          Saint Lukes & Wtrfront Nursing Homes............   6.950    02/15/32     4,912,830
  4,000   New York St Mtg Agy Rev Homeowner Mtg Ser 28....   7.050    10/01/23     4,267,160
  2,000   New York St Mtg Agy Rev Homeowner Mtg Ser 42
          (FHA Gtd).......................................   6.400    10/01/20     2,077,500
  1,790   New York St Mtg Agy Rev Homeowner Mtg Ser 52....   6.100    04/01/26     1,864,178
  1,000   New York St Muni Bond Bk Agy Spl Pgm Rev Buffalo
          Ser A...........................................   6.875    03/15/06     1,084,290
  2,000   New York St Thruway Auth Svc Contract Rev Loc
          Hwy & Brdg......................................   5.750    04/01/08     2,113,900
  2,500   New York St Urban Dev Corp Rev Correctional Cap
          Fac Ser A Rfdg..................................   5.500    01/01/14     2,544,100
  1,625   New York St Urban Dev Corp Rev Proj Cent for
          Indl Innovation Rfdg............................   5.500    01/01/13     1,661,010
 20,000   New York St Urban Dev Corp Rev St Office South
          Mall Ser A......................................       *    01/01/11     9,342,800
  1,750   Niagara Falls, NY Brdg Comm Toll Rev
          (Prerefunded @ 10/01/02) (FGIC Insd)............   6.125    10/01/19     1,927,117
  4,500   Port Auth NY & NJ Cons 97th Ser (FGIC Insd).....   6.650    01/15/23     4,927,140
  2,000   Port Auth NY & NJ Delta Airls Inc Proj Ser 1R...   6.950    06/01/08     2,185,460
  4,000   Port Auth NY & NJ Spl Oblig Rev Spl Proj JFK
          Intl Arpt Terminal 6 (MBIA Insd)................   5.750    12/01/25     4,095,040
  2,405   Rensselaer, NY Hsg Auth Multi-Family Rev Mtg
          Renwyck Pl Ser A................................   7.650    01/01/11     2,620,680

                                               See Notes to Financial Statements

                                October 31, 1997
--------------------------------------------------------------------------------

  Par
Amount
 (000)                      Description                     Coupon    Maturity  Market Value
--------------------------------------------------------------------------------------------


          NEW YORK (CONTINUED)
$ 2,210   Rensselaer, NY Hsg Auth Multi-Family Rev Mtg Van
          Rensselaer Heights Ser A........................   7.750%   01/01/11  $  2,417,850
  1,825   Syracuse, NY Ctfs Partn Syracuse Hancock Intl
          Arpt............................................   6.625    01/01/12     1,945,651
  1,000   United Nations Dev Corp New York Rev Rfdg Sr
          Lien Ser B......................................   5.300    07/01/11     1,001,520
                                                                                ------------
                                                                                 151,100,374
                                                                                ------------
          GUAM  3.9%
  2,000   Guam Arpt Auth Rev Ser B........................   6.400    10/01/05     2,145,000
  3,000   Guam Govt Ltd Oblig Hwy Ser A (FSA Insd)........   6.250    05/01/07     3,274,980
  1,000   Guam Pwr Auth Rev Ser A.........................   6.625    10/01/14     1,086,730
                                                                                ------------
                                                                                   6,506,710
                                                                                ------------
          PUERTO RICO  5.6%
  5,000   Puerto Rico Comwlth Hwy & Tran Auth Hwy Rev Ser
          Y Rfdg (Embedded Cap) (FSA Insd)................   5.730    07/01/21     5,743,500
  2,250   Puerto Rico Comwlth Pub Impt (Prerefunded @
          07/01/02).......................................   6.800    07/01/21     2,528,820
  1,000   Puerto Rico Pub Bldgs Auth Rev Gtd Ser K
          (Prerefunded @ 07/01/02)........................   6.875    07/01/21     1,127,070
                                                                                ------------
                                                                                   9,399,390
                                                                                ------------
TOTAL INVESTMENTS  99.7%
  (Cost $151,966,220).........................................................   167,006,474
OTHER ASSETS IN EXCESS OF LIABILITIES  0.3%...................................       471,406
                                                                                ------------
NET ASSETS  100.0%............................................................  $167,477,880
                                                                                ============

*Zero coupon bond

                                               See Notes to Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES

                                October 31, 1997
--------------------------------------------------------------------------------

ASSETS:
Total Investments (Cost $151,966,220).......................    $167,006,474
Interest Receivable.........................................       2,452,755
Other.......................................................           1,763
                                                                ------------
      Total Assets..........................................     169,460,992
                                                                ------------
LIABILITIES:
Payables:
  Custodian Bank............................................       1,507,462
  Income Distributions--Common and Preferred Shares.........         178,786
  Investment Advisory Fee...................................          92,092
  Administrative Fee........................................          28,336
  Affiliates................................................           8,650
Accrued Expenses............................................          95,364
Trustees' Deferred Compensation and Retirement Plans........          72,422
                                                                ------------
      Total Liabilities.....................................       1,983,112
                                                                ------------
NET ASSETS..................................................    $167,477,880
                                                                  ----------
NET ASSETS CONSIST OF:
Preferred Shares ($.01 par value, authorized 100,000,000
  shares, 1,200 issued with liquidation preference of
  $50,000 per share)........................................    $ 60,000,000
                                                                ------------
Common Shares ($.01 par value with an unlimited number of
  shares authorized, 6,200,987 shares issued and
  outstanding)..............................................          62,010
Paid in Surplus.............................................      91,232,016
Net Unrealized Appreciation.................................      15,040,254
Accumulated Undistributed Net Investment Income.............         936,837
Accumulated Net Realized Gain...............................         206,763
                                                                ------------
      Net Assets Applicable to Common Shares................     107,477,880
                                                                ------------
NET ASSETS..................................................    $167,477,880
                                                                ============
NET ASSET VALUE PER COMMON SHARE ($107,477,880 divided
  by 6,200,987 shares outstanding)..........................    $      17.33
                                                                ============

                                               See Notes to Financial Statements

                            STATEMENT OF OPERATIONS

                      For the Year Ended October 31, 1997
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest....................................................  $ 9,731,009
                                                              -----------
EXPENSES:
Investment Advisory Fee.....................................    1,068,186
Administrative Fee..........................................      328,673
Preferred Share Maintenance.................................      162,844
Trustees' Fees and Expenses.................................       26,613
Custody.....................................................       15,162
Legal.......................................................        9,044
Amortization of Organizational Costs........................        2,001
Other.......................................................      157,287
                                                              -----------
    Total Expenses..........................................    1,769,810
                                                              -----------
NET INVESTMENT INCOME.......................................  $ 7,961,199
                                                              ===========
REALIZED AND UNREALIZED GAIN/LOSS ON INVESTMENTS:
Net Realized Gain...........................................  $   206,763
                                                              -----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................   10,942,209
  End of the Period.........................................   15,040,254
                                                              -----------
Net Unrealized Appreciation During the Period...............    4,098,045
                                                              -----------
NET REALIZED AND UNREALIZED GAIN............................  $ 4,304,808
                                                              ===========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $12,266,007
                                                              ===========

                                               See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS

                 For the Years Ended October 31, 1997 and 1996
--------------------------------------------------------------------------------

                                                            Year Ended         Year Ended
                                                         October 31, 1997   October 31, 1996
--------------------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income...................................   $  7,961,199       $  8,071,755
Net Realized Gain.......................................        206,763            339,887
Net Unrealized Appreciation During the Period...........      4,098,045            265,699
                                                           ------------       ------------
Change in Net Assets from Operations....................     12,266,007          8,677,341
                                                           ------------       ------------
Distributions from Net Investment Income:
  Common Shares.........................................     (5,580,574)        (5,580,709)
  Preferred Shares......................................     (2,087,165)        (2,179,733)
                                                           ------------       ------------
                                                             (7,667,739)        (7,760,442)
                                                           ------------       ------------
Distributions from Net Realized Gain
  Common Shares.........................................       (200,265)                -0-
  Preferred Shares......................................        (73,239)                -0-
                                                           ------------       ------------
                                                               (273,504)                -0-
                                                           ------------       ------------
Total Distributions.....................................     (7,941,243)        (7,760,442)
                                                           ------------       ------------
NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES.....      4,324,764            916,899
NET ASSETS:
Beginning of the Period.................................    163,153,116        162,236,217
                                                           ------------       ------------
End of the Period (Including accumulated undistributed
  net investment income of $936,837 and $643,377,
  respectively).........................................   $167,477,880       $163,153,116
                                                           ============       ============

                                               See Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS

  The following schedule presents financial highlights for one common share of the Trust outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

                                                                                          March 27, 1992
                                                                                          (Commencement
                                                  Year Ended October 31,                  of Investment
                                    --------------------------------------------------    Operations) to
                                       1997       1996      1995      1994      1993     October 31, 1992
---------------------------------------------------------------------------------------------------------
Net Asset Value,
 Beginning of the Period (a)......    $16.634    $16.487   $14.801   $17.621   $14.812       $14.742
                                     -------       -----     -----     -----     -----    ----------
 Net Investment Income............     1.284       1.302     1.303     1.337     1.352          .607
 Net Realized and Unrealized
   Gain/Loss......................      .695        .097     1.783    (2.869)    2.766          .027
                                     -------       -----     -----     -----     -----    ----------
Total from Investment
 Operations.......................     1.979       1.399     3.086    (1.532)    4.118          .634
                                     -------       -----     -----     -----     -----    ----------
Less:
 Distributions from Net Investment
   Income:
   Paid to Common Shareholders....      .900        .900     1.000     1.020     1.020          .425
   Common Share Equivalent of
     Distributions Paid to
     Preferred Shareholders.......      .337        .352      .384      .268      .289          .139
 Distributions from Net Realized
   Gain
   Paid to Common Shareholders....      .032         -0-      .013       -0-       -0-           -0-
   Common Share Equivalent of
     Distributions Paid to
     Preferred Shareholders.......      .012         -0-      .003       -0-       -0-           -0-
                                     -------       -----     -----     -----     -----    ----------
Total Distributions...............     1.281       1.252     1.400     1.288     1.309          .564
                                     -------       -----     -----     -----     -----    ----------
Net Asset Value, End of the
 Period...........................   $17.332     $16.634   $16.487   $14.801   $17.621       $14.812
                                     =======     =======   =======   =======   =======       =======
Market Price Per Share at End of
 the Period.......................  $15.5625     $14.625   $14.375   $13.125   $17.125       $15.000
Total Investment Return at Market
 Price (b)........................    13.08%       8.09%    17.49%   (18.07%)   21.52%         2.79%*
Total Return at Net Asset Value
 (c)..............................    10.12%       6.50%    18.88%   (10.55%)   26.50%         1.48%*
Net Assets at End of the Period
 (In millions)....................    $167.5      $163.2    $162.2    $151.8    $169.3        $151.8
Ratio of Expenses to Average Net
 Assets Applicable to Common
 Shares (d).......................     1.70%       1.73%     1.78%     1.70%     1.62%         1.49%**
Ratio of Expenses to Average Net
 Assets (d).......................     1.08%       1.09%     1.10%     1.07%     1.02%         1.03%**
Ratio of Net Investment Income to
 Average Net Assets Applicable to
 Common Shares (e)................     5.63%       5.78%     5.89%     6.55%     6.45%         5.28%**
Portfolio Turnover................        8%         20%       54%       38%       18%           24%*

(a) Net Asset Value at March 27, 1992 is adjusted for common and preferred share offering costs of $.258 per common share.
(b) Total Investment Return at Market Price reflects the change in market value of the common shares for the period indicated with reinvestment of dividends in accordance with the Trust's dividend reinvestment plan.
(c) Total Return at Net Asset Value (NAV) reflects the change in value of the Trust's assets with reinvestment of dividends based upon NAV.
(d) Beginning with the year ended October 31, 1995, the Ratios of Expenses are based upon Total Expenses which does not reflect credits earned on overnight cash balances.
(e) Net Investment Income is adjusted for the common share equivalent of distributions paid to preferred shareholders.

 * Non-Annualized
** If certain expenses had not been assumed by the investment adviser for the period ended October 31, 1992, the annualized ratios of expenses to average net assets applicable to common shares, expenses to average net assets and net investment income to average net assets applicable to common shares would have been 1.58%, 1.10% and 5.19%, respectively.

                                               See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS

                                October 31, 1997
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen American Capital Trust for Investment Grade New York Municipals (the "Trust") is registered as a non-diversified closed-end management investment company under the Investment Company Act of 1940, as amended. The Trust's investment objective is to provide a high level of current income exempt from federal as well as New York State and New York City income taxes, consistent with preservation of capital. The Trust will invest substantially all of its assets in New York municipal securities rated investment grade at the time of investment. The Trust commenced investment operations on March 27, 1992.

    The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION--Investments are stated at value using market quotations or, if such valuations are not available, estimates obtained from yield data relating to instruments or securities with similar characteristics in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.

B. SECURITY TRANSACTIONS--Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Trust may purchase and sell securities on a "when issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Trust will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made. At October 31, 1997, there were no when issued or delayed delivery purchase commitments.

C. INVESTMENT INCOME--Interest income is recorded on an accrual basis. Bond premium and original issue discount are amortized over the expected life of each applicable security.

                                October 31, 1997
--------------------------------------------------------------------------------

D. ORGANIZATIONAL COSTS--The Trust has reimbursed Van Kampen American Capital Distributors, Inc. or its affiliates (collectively "VKAC") for costs incurred in connection with the Trust's organization in the amount of $25,000. These costs were amortized on a straight line basis over the 60 month period ended March 26, 1997.

E. FEDERAL INCOME TAXES--It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    At October 31, 1997, for federal income tax purposes, cost of long-term investments is $151,966,220; the aggregate gross unrealized appreciation is $15,040,254 and the aggregate unrealized depreciation is $0, resulting in net unrealized appreciation on investments of $15,040,254.

F. DISTRIBUTION OF INCOME AND GAINS--The Trust declares and pays monthly dividends from net investment income to common shareholders. Net realized gains, if any, are distributed annually on a pro rata basis to common and preferred shareholders. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

    For the year ended October 31, 1997, 99.8% of the income distributions made by the Trust were exempt from federal income taxes. Additionally, during the period, the Trust paid long-term capital gains of $251,733. In January 1998, the Trust will provide tax information to the shareholders for the 1997 calendar year.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Trust's Investment Advisory Agreement, Van Kampen American Capital Investment Advisory Corp. (the "Adviser") will provide investment advice and facilities to the Trust for an annual fee payable monthly of .65% of the average net assets of the Trust. In addition, the Trust will pay a monthly administrative fee to VKAC, the Trust's Administrator, at an annual rate of .20% of the average daily net assets of the Trust. The administrative services provided by the Administrator include record keeping and reporting responsibilities with respect to the Trust's portfolio and preferred shares and providing certain services to shareholders.

    For the year ended October 31, 1997, the Trust recognized expenses of approximately $2,300 representing legal services provided by Skadden, Arps, Slate,

                                October 31, 1997
--------------------------------------------------------------------------------

Meagher & Flom (Illinois), counsel to the Trust, of which a trustee of the Trust is an affiliated person.

    For the year ended October 31, 1997, the Trust recognized expenses of approximately $60,200 representing VKAC's cost of providing accounting and legal services to the Trust.

    Certain officers and trustees of the Trust are also officers and directors of VKAC. The Trust does not compensate its officers or trustees who are officers of VKAC.

    The Trust provides deferred compensation and retirement plans for its trustees who are not officers of VKAC. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Trust. The maximum annual benefit under the plan is equal to the trustees' annual retainer fee, which is currently $2,500.

3. INVESTMENT TRANSACTIONS
During the period, the cost of purchases and proceeds from sale of investments, excluding short-term investments, were $13,370,097 and $12,981,529, respectively.

4. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

    The Trust uses Indexed Securities, a type of derivative instrument, as a hedge against a rise in short-term interest rates which are paid on the Trust's preferred shares. All of the Trust's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in the unrealized appreciation/depreciation on investments. Upon disposition, a realized gain or loss is recognized accordingly.

    The following types of Indexed Securities are identified in the portfolio of investments. The price of these securities may be more volatile than the price of a comparable fixed rate security.

    A. An Embedded Cap security includes a cap strike level such that the coupon payment may be supplemented by cap payments if the floating rate index upon which the cap is based rises above the strike level.

    B. An Embedded Swap security includes a swap component such that the fixed coupon component of the underlying bond is adjusted by the difference between the security's fixed swap rate and the floating swap index.

                                October 31, 1997
--------------------------------------------------------------------------------

5. PREFERRED SHARES

The Trust has outstanding 1,200 Auction Preferred Shares ("APS"). Dividends are cumulative and the dividend rate is currently reset every 28 days through an auction process. The rate in effect on October 31, 1997, was 3.500%. During the year ended October 31, 1997, the rates ranged from 3.260% to 4.255%.

    The Trust pays annual fees equivalent to .25% of the preferred share liquidation value for the remarketing efforts associated with the preferred auctions. These fees are included as a component of Preferred Share Maintenance expense.

    The APS are redeemable at the option of the Trust in whole or in part at the liquidation value of $50,000 per share plus accumulated and unpaid dividends. The Trust is subject to certain asset coverage tests and the APS are subject to mandatory redemption if the tests are not met.

6. CAPITAL GAIN DISTRIBUTION

On December 1, 1997, the Trust declared a capital gain of $0.0246 per common share, of which 39.4% is long-term and 60.6% is short-term, to common shareholders of record on December 15, 1997 which will be payable on December 31, 1997.

                       REPORT OF INDEPENDENT ACCOUNTANTS

The Board of Trustees and Shareholders of

Van Kampen American Capital Trust for Investment Grade New York Municipals:

We have audited the accompanying statement of assets and liabilities of Van Kampen American Capital Trust for Investment Grade New York Municipals (the "Trust"), including the portfolio of investments, as of October 31, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1997, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen American Capital Trust for Investment Grade New York Municipals as of October 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles.

                                                           KPMG Peat Marwick LLP
Chicago, Illinois

December 4, 1997

                          DIVIDEND REINVESTMENT PLAN

The Trust offers a dividend reinvestment plan (the "Plan") pursuant to which Common Shareholders may elect to have dividends and capital gains distributions reinvested in Common Shares of the Trust. The Trust declares dividends out of net investment income, and will distribute annually net realized capital gains, if any. Common Shareholders may join or withdraw from the Plan at any time.

    If you decide to participate in the Plan, State Street Bank and Trust Company, as your Plan Agent, will automatically invest your dividends and capital gains distributions in Common Shares of the Trust for your account.

HOW TO PARTICIPATE

If you wish to participate and your shares are held in your own name, call 1-800-341-2929 for more information and a Plan brochure. If your shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it would participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank or nominee is unable to participate on your behalf, you should request that your shares be re-registered in your own name which will enable your participation in the Plan.

HOW THE PLAN WORKS

Participants in the Plan will receive the equivalent in Common Shares valued on the valuation date, generally at the lower of market price or net asset value, except as specified below. The valuation date will be the dividend or distribution payment date or, if that date is not a trading day on the national securities exchange or market system on which the Common Shares are listed for trading, the next preceding trading day. If the market price per Common Share on the valuation date equals or exceeds net asset value per Common Share on that date, the Trust will issue new Common Shares to participants valued at the higher of net asset value or 95% of the market price on the valuation date. In the foregoing situation, the Trust will not issue Common Shares under the Plan below net asset value. If net asset value per Common Share on the valuation date exceeds the market price per Common Share on that date, or if the Board of Trustees should declare a dividend or capital gains distribution payable to the Common Shareholders only in cash, participants in the Plan will be deemed to have elected to receive Common Shares from the Trust valued at the market price on that date. Accordingly, in this circumstance, the Plan Agent will, as agent for the participants, buy the Trust's Common Shares in the open market for the participants' accounts on or shortly after the payment date. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value per share of the Common Shares, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Trust's Common Shares, resulting in the acquisition of fewer Common Shares than if the dividend or distribution had been paid in Common Shares issued by the Trust. All reinvestments are in full and fractional Common Shares and are carried to three decimal places.

    Experience under the Plan may indicate that changes are desirable. Accordingly, the Trust reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the changes sent to all Common Shareholders of the Trust at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent by at least 90 days written notice to all Common Shareholders of the Trust.

COSTS OF THE PLAN

The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. No other charges will be made to participants for reinvesting dividends or capital gains distributions, except for certain brokerage commissions, as described above.

TAX IMPLICATIONS

You will receive tax information annually for your personal records and to help you prepare your federal income tax return. The automatic reinvestment of dividends and capital gains distributions does not relieve you of any income tax which may be payable on dividends or distributions.

RIGHT TO WITHDRAW

Plan participants may withdraw at any time by calling 1-800-341-2929 or by writing State Street Bank and Trust Company, P.O. Box 8200, Boston, MA 02266-8200. If you withdraw, you will receive, without charge, a share certificate issued in your name for all full Common Shares credited to your account under the Plan and a cash payment will be made for any fractional Common Share credited to your account under the Plan. You may again elect to participate in the Plan at any time by calling 1-800-341-2929 or writing to the Trust at:
                          Van Kampen American Capital
                             Attn: Closed-End Funds
                              2800 Post Oak Blvd.
                               Houston, TX 77056

                FUNDS DISTRIBUTED BY VAN KAMPEN AMERICAN CAPITAL

GLOBAL AND
INTERNATIONAL
   Global Equity Fund
   Global Government Securities Fund
   Global Managed Assets Fund
   Short-Term Global Income Fund
   Strategic Income Fund

EQUITY
Growth
   Aggressive Growth Fund
   Emerging Growth Fund
   Enterprise Fund
   Growth Fund
   Pace Fund
Growth & Income
   Comstock Fund
   Equity Income Fund
   Growth and Income Fund
   Harbor Fund
   Real Estate Securities Fund
   Utility Fund

FIXED INCOME
   Corporate Bond Fund
   Government Securities Fund
   High Income Corporate Bond Fund
   High Yield Fund
   Limited Maturity Government Fund
   Prime Rate Income Trust
   Reserve Fund
   U.S. Government Fund
   U.S. Government Trust for Income

TAX-FREE
   California Insured Tax Free Fund
   Florida Insured Tax Free Income Fund
   High Yield Municipal Fund
   Insured Tax Free Income Fund
   Intermediate Term Municipal Income Fund
   Municipal Income Fund
   New York Tax Free Income Fund
   Pennsylvania Tax Free Income Fund
   Tax Free High Income Fund
   Tax Free Money Fund

MORGAN STANLEY
FUND, INC.
   Aggressive Equity Fund
   American Value Fund
   Asian Growth Fund
   Emerging Markets Fund
   Global Equity Fund
   Global Equity Allocation Fund
   Global Fixed Income Fund
   High Yield Fund
   International Magnum Fund
   Latin American Fund
   U.S. Real Estate Fund
   Value Fund
   Worldwide High Income Fund

   Ask your investment representative for a prospectus containing more complete information, including sales charges and expenses. Please read it carefully before you invest or send money. Or call us weekdays from 7:00 a.m. to 7:00 p.m. Central time at 1-800-341-2911 for Van Kampen American Capital funds or Morgan Stanley funds.

   VAN KAMPEN AMERICAN CAPITAL TRUST FOR INVESTMENT GRADE NEW YORK MUNICIPALS

BOARD OF TRUSTEES

DAVID C. ARCH
ROD DAMMEYER
HOWARD J KERR
DENNIS J. MCDONNELL*--Chairman
THEODORE A. MYERS
HUGO F. SONNENSCHEIN
WAYNE W. WHALEN*

OFFICERS

DENNIS J. MCDONNELL*
  President

RONALD A. NYBERG*
  Vice President and Secretary

EDWARD C. WOOD, III*
  Vice President and Chief Financial Officer

CURTIS W. MORELL*
  Vice President and Chief Accounting Officer

JOHN L. SULLIVAN*
  Treasurer

TANYA M. LODEN*
  Controller

PETER W. HEGEL*
  Vice President

INVESTMENT ADVISER

VAN KAMPEN AMERICAN CAPITAL
INVESTMENT ADVISORY CORP.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181

CUSTODIAN AND TRANSFER AGENT

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT ACCOUNTANTS

KPMG PEAT MARWICK LLP
Peat Marwick Plaza
303 East Wacker Drive
Chicago, Illinois 60601

* "Interested" persons of the Trust, as defined in the Investment Company Act of 1940.

(C) Van Kampen American Capital Distributors, Inc., 1997 All rights reserved.

(SM) denotes a service mark of Van Kampen American Capital Distributors, Inc.

                          RESULTS OF SHAREHOLDER VOTES

    The Annual Meeting of Shareholders of the Trust was held on May 28, 1997, where shareholders voted on a new investment advisory agreement, the election of Trustees whose terms expired in 1997 and independent public accountants.

    1) With regard to the approval of a new investment advisory agreement between Van Kampen American Capital Investment Advisory Corp. and the Trust, 5,380,081 shares voted for the proposal, 92,470 shares voted against, 92,610 shares abstained and 0 shares represented broker non-votes.

    2) With regard to the election of Rod Dammeyer as elected trustee by the preferred shareholders of the Trust, 700 shares voted in his favor, 5 shares withheld.

    3) With regard to the election of Wayne W. Whalen as elected trustee by the common shareholders of the Trust, 5,486,911 shares voted in his favor, 78,264 shares withheld.

    4) With regard to the ratification of KPMG Peat Marwick LLP as independent public accountants for the Trust, 5,484,826 shares voted for the proposal, 25,058 shares voted against, 55,997 shares abstained and 0 shares represented broker non-votes.

                                       21